YP.Net, Inc.

Investor Presentation
2004

Angelo Tullo- CEO
David Iannini- CFO

March 2004

Disclaimer:

During the course of this presentation we may discuss YP.Net's business outlook, which contains forward-looking statements. These particular forward-looking statements AND all other statements that may be made during this presentation that are not historical facts, are subject to a number of risks and uncertainties, and actual results may differ materially. Please refer to our periodic filings on Forms 10-KSB and 10-QSB made with the SEC for more information on the risk factors that could cause actual results to differ.

YP.Net, Inc.

- Consistent Profit
- Consistent Growth
- Cash Rich
- Undervalued in the Marketplace

YP.com®

America's Online
Yellow Pages™


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YP Stock Feb 19, 2004 at 15:58 ET 3.22 +0.08
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Company Information
YP.Com
America's Online Yellow Pages
Yellow Pages
White Pages
International
Maps
Search by: Category or Business Name
Reverse Lookup
800 Numbers
Find:
dining
Search by:
Category
Business Name
City:
new york
State:
New York
Find it Now!
YPNT Investor Snapshot
YP Net Inc OTC BB US:YPNT
YPNT
Symbol
Last
Chng.
YPNT
3.22
+0.08
3:58 PM ET 2/19/04
disclaimer
YP.Com in the News
YP.Net Reports Approximately 152% Increase in Revenue, 166% Increase in Operating Income and 200% Increase in Net Income
YP.Net Announces Date of First Quarter Fiscal 2004 Earnings Conference Call
YP.Net Sets the Record Straight- Customer Satisfaction and Good Marketing Practices Go Hand in Hand
YP.Net Strengthens Mobile Presence with the Launch of Mobile Yellow Page Site- m.YP.Com is palmOne™, and Other Handheld Device Enabled
YP.Net Announces 68% Increase in Activated Customers and 84% Increase in Paying Customers
Yellow Page Options
Save City and State
Create Bookmark
Set as homepage
YP Business Svcs
Build a Web Site
Internet Access
Mobile Services
Access YP.Com mobile yellow pages from your PDA or cellular phone at http://m.yp.com.
Special Deals at Palm Store
Other Yellow Pages
Search specialty yellow page directory web sites.
Environmental Yellow Pages
Librarian Yellow Pages
Music Yellow Pages


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Investor Relations - YP Stock Feb 19, 2004 at 15:58 ET 3.22 +0.08
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YP.com
America's Online Yellow Pages
Return on your investment.
preferred listing
YP.Com Internet Advertising Package.
Related Topics
List Your Business
Yellow Page Search Results
New Search
Help
Results for "dining" in " new york, NY "
Results Categories
ARCHITECTS RESTAURANT (4)
BAKERY & DESSERT RESTAURANTS (2)
BAKERY STORES & RESTAURANTS DUNKIN DONUTS (11)
CAFE & RESTAURANT (190)
COUNTRY KITCHEN RESTAURANT, BY FRANCHISE (1)
DINING CLUB PLANS (2)
EMPLOYMENT AGENCIES RESTAURANT (1)
FAST FOOD RESTAURANTS, STANDS, CARRY-OUT & DELIVERY (1)
PIZZA RESTAURANTS DOMINO'S (19)
PIZZA RESTAURANTS MR GATTI'S (1)
PIZZA RESTAURANTS PIZZA HUT (15)
PIZZA RESTAURANTS PIZZERIA UNO (5)
PIZZA RESTAURANTS, BY FRANCHISE (1)
RESTAURANT AFGHANISTAN (3)
RESTAURANT AFRICAN (5)
RESTAURANT AMERICAN (89)
RESTAURANT ARABIC (3)
RESTAURANT ARGENTINIAN (1)
RESTAURANT ASIAN (2)
RESTAURANT BAR & GRILL (1)
RESTAURANT BARBECUE (6)
RESTAURANT BRAZILIAN (6)
RESTAURANT BREAKFAST & BRUNCH (2)
RESTAURANT CAJUN & CREOLE (1)
RESTAURANT CANTONESE (1)


Home
Investor Relations
YP Stock Feb 19, 2004 at 15:58 ET 3.22 +0.08
List Your Business
Company Information
YP.com
America's Online Yellow Pages
Return on your investment.
preferred listing
YP.Com Internet Advertising Package.
Yellow Page Search Results
New Search
Help
Results for " RESTAURANT ITALIAN " in " new york, NY "
Preferred Listings - advertisers upgrade to list your business
CASABIANCA PIZZERIA
503 W 57TH ST
NEW YORK, NY 10019
(212) 397-8725
DA UMBERTO'S RESTAURANT
107 W 17TH ST
NEW YORK, NY 10011
(212) 989-0303
DON GIOVIANNI RESTAURANT
214 10TH AVE
NEW YORK, NY 10011
(212) 242-9054
Basic Listings - advertisers upgrade to preferred listing
44 SOUTH WEST ITALIAN CONTINENTAL RESTAURANT
621 9th Ave
New York, NY 10036
(212) 315-4582
50 RESTAURANT
50 E 50th St
New York, NY 10022
(212) 759-5050
A TAVOLA ITALIAN DINER
Results Icons
= Visit Web Site
= Send Email
= Mini-Webpage
= Call Toll Free
= Get Map


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YP Stock Feb 19, 2004 at 15:58 ET 3.22 +0.08
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Company Information
YP.com
America's Online Yellow Pages
YP.Com Mini Website - Microsoft Internet Explorer provided by YP.Net
YP.Com Preferred Listing -advertisers list your business
CASABIANCA PIZZERIA
503 W 57TH ST
NEW YORK, NY 10019
(212) 397-8725
Additional Company Information
Here at Casabianca Pizzeria we are a full service restaurant that serves all types of pizzas, pastas, soups, and salads. Our restaurant offers a relaxing dine-in area or if you're in a hurry we also provide take-out and delivery as well. Come in today for delicious meals and friendly people.
Close Window
Powered by YP.Com. Copyright © 2003. All rights reserved.
Contact
Call Toll Free
Get Map
Business Hours
Sunday 10:00am - 10:00pm
Monday 10:00am - 10:00pm
Tuesday 10:00am - 10:00pm
Wednesday 10:00am - 10:00pm
Thursday 10:00am - 10:00pm
Friday 10:00am - 10:00pm
Saturday 10:00am - 10:00pm
YP.com CERTIFIED
GIORGIOS TRATTORIA
(212) 472-5040
354 E 84TH ST


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YP Stock Feb 19, 2004 at 15:58 ET 3.22 +0.08
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YP.Com
Click2Call Toll Free Call - Microsoft Internet Explorer provided...
click2call
Toll Free Customer to Business Call
This call is a FREE service provided by YP.Com for the convenience of its users. You will not be charged in any way and your phone number is kept completely confidential.
After submitting this form, your phone will ring and you will be greeted by an automated system that will connect you with the following:
CASABIANCA PIZZERIA
(212) 397-8725
Please enter YOUR phone number:
Area code
Phone Number
Extension
Who will answer your phone?
You
Receptionist
Automated System
Select if you are using a dial-up connection.
Call Now!
Web Dialogs
YP.Com Preferred
503 W 57TH ST
(212) 397-8725
Close Window
Powered by YP.Com.
ERMINIA ITA
NEW YORK, NY 10028
GIORGIOS TRATTORIA
(212) 472-5040
354 E 84TH ST


TUNGSTEN
More Info
CASABIANCA PIZZERIA
Company Information
We are a full service restaurant that serves all types of pizzas, pastas, soups, and salads.
Contact Information
503 W 57TH ST
NEW YORK, NY 10019
(212) 397-8725
Map
Become a Preferred Listing.
Copyright © 2004 YP.Com. All rights reserved.
SYMBOL

Additional Products

- QuickSite™ Packages
- Internet Dial-Up Package (IDP)

Customer Acquisition

- Direct Mail Marketing
- 3rd Party Verification
- Confirmation Card
- Mini-Webpage™ Setup
- Money Back Guarantee

Market Position and Growth Prospects

- #1 in Yellow Page Internet paying advertising customer count[1] with:
  - 283,000 activated customers
  - 253,000 paying customers
- Advertising customer growth of 84% over one year
- Added over 9,000 customers per month, on average, during calendar 2003
- Substantial additional growth potential with market penetration of:
  - Less than two percent on a number of advertisers basis
  - Six percent on an Internet advertising dollar basis

1) As of 12/31/03
Source: Simba

Competitive Advantages

The principal competitive advantages of YP.Net are:

- Low customer acquisition cost.
- Low cost and convenient billing methods.
- Recognized Brand
- Large Distribution Network
- One Market Focus
- Outstanding Customer Service

Competitive Advantages

- Value to Shareholders
- Value to Advertisers
- Value to Users

Internet Competitive Monthly Pricing Comparison

- YP.Net- $21.95- $34.95
- Switchboard- $35.00
- Dex Media- $60.00
- Smart Pages (Southwestern Bell)- $39.00- $49.00
- Super Pages (Verizon)- $55.00- $90.00

Competitive Advantages of Internet Yellow Pages Over Print

To the advertiser:

- Better Results, Lower Cost
- Flexible Ad Content.

To the user:

- More current listing information.
- Quick access
- Fast and easy searching via desktop computer, laptop, PDA and cell phone.
- Access to features such as mapping, calling, e-mail and website at the click of a button.

CEO Summary

- Branding
- Continued Growth
- Additional Countries
- Dividends for Shareholders
- Self Funded
- Low PE Ratio

Summary of the Print and Online Directory Advertisement Market Growth

Advertising Revenue $ Billions					
	2003	**Market Share**	**2008**	**% Growth per year**	**Market Share**
Print	14.5	97%	16.1	2.50%	75%
Online/ Wireless	**0.5**	**3%**	**5.2**	**59%**	**25%**
Total	15	100%	21.3	7%	100%

Economics of the Business Model

- Average of 1 million mailings per month.
- Random selection from the 18 million U.S. business data base.
- Cost approximately $400,000 per month.
- Initial order rate- 1% - 2%.
- Net Advertiser customer growth rate of 5-10 thousand customers per month.
- Average payback period on customer acquisition costs:
  - 1.8 months at 1% retention at $21.95
  - 3.6 months at 0.5% retention at $21.95
- Return on investment in customer acquisition cost over 300% per year.
- Average life of customer- 29 months.

Investment Incentives

Excellent Financial Performance

	Fiscal 2003	Quarter 1- 2004 vs. 2003
Revenues	Up 144% to $30.8 million	Up 152% to $13.9 million
Operating Income	Up 227% to $9.2 million	Up 166% to $4.7 million
Operating Income Margin	30%	34%
Net Income	Up 114% to $7.9 million	Up 200% to $3.3 million
Net Income Margin	26%	24%
Operating Cash Flow	Up 311% to $4.8 million	Up 24% to $0.9 million
Working Capital	Up 114% to $6.6 million	Up 104% to $8.1 million
Return on Equity	60%	64%
Long Term Debt	Negligible	Negligible
Earnings Per Share	Up 100% to $0.18/ share	Up 250% to $0.07/ share

Attractive Characteristics

- A leading position in the fast growing Internet Services Industry
- A recurring revenue stream
- A high growth, high margin, high ROI business model with pricing power.
- A price to earnings multiple which is below market averages
- An extremely low P/E to growth (PEG) ratio
- A market capitalization which has quickly grown to over $150 million
- Increasing share in a large potential market
- Dividend $.01 per quarter

Share Price Performance
YP.Net vs. Market Indices

YP.Net price has sharply outperformed all relevant indices over the past year.


3487%
3500%
3000%
2500%
2000%
1500%
1000%
500%
0%
26%
25%
50%
YPNT
S&P 500
DJIA
NASDAQ 100
Stock Price Increase (12/31/02-12/31/03)

Price Earnings Ratios
YP.Net vs. Market Indices

YP.Net price earnings ratio is modest compared to major indices.



60
50
40
30
20
10
0
19
27
22
60
YPNT
S&P 500
DJIA
NASDAQ 100
Trailing 12 Month P/E Ratio (prices at 3/03/04)

Comparative Peer Group 2003 Financial Performance

	Revenues ($millions)	Net Income ($millions)	Net Income Margin	ROE [2]	EPS	EPS Growth
YP.Net	30.8	7.9	26%	45%	.18	100%
Switchboard	15.2	2.1	14%	4%	.10	NM
Ask Jeeves	107.3	26.0	24%	36%	.40	NM
Find What	72.2	11.8	16%	19%	.53	(5%)
Infospace	160.1	(6.3)	NM	NM	(.20)	NM

2) ROE= Net Income / Year End equity

Comparative Peer Group Market Performance

Company	Market Cap (1) ($ millions)	Price Change (12/31/02-12/31/03)	P/E [1] (TTM)
YP.Net	215	3487%	19
Switchboard	109	153%	57
Find What	380	146%	33
Ask Jeeves	974	608%	46
Infospace	1080	173%	NM

1) Source: CBS Marketwatch (3/3/04) and YPNT price of $4.42 per share

Price Appreciation
YP.Net vs. Peer Group


3487%
3500%
3000%
2500%
2000%
1500%
1000%
500%
0%
153%
146%
608%
173%
YPNT
SWBD
FWHT
ASKJ
INSP
Price Appreciation (12/31/02-12/31/03)

Peer Group: SWBD-Switchboard, Inc. • FWHT- Find What.com • ASKJ- Ask Jeeves, Inc. • INSP- Infospace, In

Price/ Earnings Ratio
YP.Net vs. Peer Group[1]



60
50
40
30
20
10
0
19
57
33
46
YPNT
SWBD
FWHT
ASKJ
Price/ Earning Ratio

Peer Group: SWBD-Switchboard, Inc. · FWHT- Find What.com · ASKJ- Ask Jeeves, Inc.
[1] Based on trailing 12 months earnings and prices reported on CBS Marketwatch (3/3/04).

Appendix:

Recent Initiatives and Milestones

February 2004	Branding program initiated
January 2004	Launched m.YP.com yellow page portal for mobile users to access the company's listings on Palm, PDA's and other handheld devices.
December 2003	Reached 253,000 paying customers (#1 in industry).
October 2003	Obtained exclusive rights to utilize Surf Net Media's patented streaming media technology in yellow page applications.

YP.Net Products

Internet Advertising Package (IAP)

includes:

- Mini-Webpage™
- Preferred Listing
- Door to door mapping services
- Click2Call™
- Free link to email and web site
- Information made available to anyone in the world

What We Do

Internet Yellow Page

- Basic business listings contain business name, address and phone number for approximately 18 million US businesses. Similar to the print Yellow Pages, there is no charge for this basic listing.
- We generate revenues from advertisers who desire increased exposure for their business over and above the basic listing.
- Our advertisers pay us monthly fees similar to what they pay print Yellow Page providers for enhanced advertisements.
- We offer several different listings to our advertising customers
  - Internet Advertising Package™ (IAP) at $21.95-$34.95/month
  - Internet Dial-Up Package™ (IDP) at $34.95/month
  - Online QuickSite Package ™ (Quicksite™) at $200 start up plus $39.95/month